[Logo] MFS(SM)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND[SM]



MFS(R) RESEARCH FUND

SEMIANNUAL REPORT O MARCH 31, 1998


NOW TWO MFS IRA CHOICES (see page 32)

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998

                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

[Photo of A. Keith Brodkin]    On February 2, 1998, Keith Brodkin, a friend and
                               leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

                               Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Director of Research ................................  4
Fund Facts ................................................................  7
Performance Summary .......................................................  7
Portfolio Concentration ...................................................  9
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 24
MFS Investment Opportunities .............................................. 30
The MFS Family of Funds(R) ................................................ 31
The MFS(R) Roth IRA ....................................................... 32
Trustees and Officers ..................................................... 33

-------------------------------------------------------------------------------
   HIGHLIGHTS
-------------------------------------------------------------------------------

o FOR THE SIX MONTHS ENDED MARCH 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 13.90%, CLASS B SHARES 13.49%, CLASS C SHARES 13.56%, AND CLASS I SHARES 14.10%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o WHILE THE FUND'S PERFORMANCE WAS HINDERED IN THE FOURTH QUARTER OF 1997, IN PART BY CONCERNS ABOUT POSSIBLE EFFECTS OF THE ASIAN TURMOIL, ITS PERFORMANCE WAS HELPED IN THE FIRST QUARTER OF 1998 BY A REBOUND IN ITS U.S. HOLDINGS, PARTICULARLY IN TECHNOLOGY STOCKS.

o THE FUND'S LARGEST SECTOR IS FINANCIAL SERVICES, AN INDUSTRY THAT CONTINUES TO BENEFIT FROM CONSOLIDATION AND RESTRUCTURING AND MANY STOCKS OF WHICH ARE SELLING AT DISCOUNTS TO THE OVERALL MARKET.

o THERE ARE NOW 32 ANALYSTS SELECTING STOCKS FOR THE FUND, INCLUDING ONE IN SINGAPORE AND THREE IN LONDON. THIS MEANS THAT EVEN THOUGH THE PORTFOLIO IS PRIMARILY MADE UP OF U.S. STOCKS, OUR OVERSEAS ANALYSTS CAN HELP US UNDERSTAND EACH COMPANY'S GLOBAL POSITION.

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders:

As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first few months of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, we also believe we are overdue for a market correction in which prices will remain relatively flat or decline, possibly for an extended period of time. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames

    Chairman and Chief Executive Officer
    MFS Investment Management

    April 14, 1998

JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

A DISCUSSION WITH THE DIRECTOR OF RESEARCH

[Photo of Kevin R. Parke]
    Kevin R. Parke

For the six months ended March 31, 1998, Class A shares of the Fund provided a total return of 13.90%, Class B shares 13.49%, Class C shares 13.56%, and Class I shares 14.10%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 17.22% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period.

Q.  WHAT DO YOU SEE AS SOME REASONS FOR THE FUND'S RECENT UNDERPERFORMANCE?

A. We had a tough fourth quarter in 1997 but a good first quarter in 1998. In the fourth quarter, the Asian crisis started to erupt and affected people's confidence in earnings estimates. The S&P 500 was up less than 3% in that quarter, but the average utility stock was up about 19%, which showed a real flight to safety, to companies with steady earnings. Also, technology was weak; the average technology stock was down 13% in the fourth quarter, which obviously affected the Fund. Plus, Oracle, one of the Fund's major holdings, announced in December that it was going to miss its earnings estimates. Finally, while the S&P 500 was up over 17% in the past six months, the average pharmaceutical stock was up 32%, but we had been, and continue to be, underweighted in pharmaceuticals.

Q.  WHY?

A. Mostly it's because we believe their valuations are too high. We think they are good companies with decent growth rates, but some of the largest pharmaceutical stocks are now trading at 40 times earnings, so we've been cautious about their valuations.

Q.  AND WHAT HAPPENED TO MAKE A BETTER FIRST QUARTER IN 1998?

A. The big boost here came from technology. While the S&P 500 rose almost 14% in the first quarter, the average technology stock was up 21%, so the Fund's overweighting in technology helped performance. We also benefited from the strong performance of some of our other holdings, such as Tyco, a conglomerate that we've owned for a while.

Q. HOW WOULD YOU DESCRIBE THE ECONOMIC AND INVESTMENT ENVIRONMENT OF THE PAST SIX MONTHS?

A. We don't think the financial environment has changed much, but people seem to have gone from being panicked about currency problems and Asia to understanding that the Asian turmoil, while hurting commodity- oriented companies, could help other companies because of lower inflation and costs. Now, the markets are trying to differentiate between the haves and have-nots. The have-nots are companies that sell commodities such as energy, chemicals, and paper, because demand for all of these products is down. Meanwhile, the value-added companies, whether in technology, financial services, or consumer nondurables, have had pretty steady demand despite Asia's problems.

Q. YOU MENTIONED FINANCIAL SERVICES, WHICH IS THE FUND'S LARGEST SECTOR. WHY DO THE ANALYSTS LIKE IT?

A. It is still probably the most fragmented business in the United States. Even with all the mergers that have been announced recently, we still think there is a lot of restructuring yet to come. Meanwhile, these stocks are still selling at discounts to the S&P 500. We think they have good upside potential, and they're very shareholder-friendly. Particularly in the insurance industry, a sector in which we're most overweighted, we see a great deal of restructuring, consolidation, and share buybacks.

Q.  AS YOU SAID, TECHNOLOGY HAS DONE WELL. WHAT'S GOING ON THERE?

A. In spite of temporary blips for some companies, growth in demand for technology is as strong as ever, particularly in the software and systems companies, as opposed to the commodity-type companies. Our top technology holdings include Microsoft, Oracle, Compuware, and Cadence Design Systems. All of these companies have proprietary products and global opportunities.

Q. THE THIRD LARGEST SECTOR IS CONSUMER STAPLES. WHAT MAKES THIS SECTOR ATTRACTIVE?

A. Here, we're emphasizing companies that have global opportunities. Many people think that being global is a negative because of what's going on in Asia, but it's almost always a positive because there's very little volume growth in the United States for most of these companies. Top holdings here include Gillette, Colgate, Procter & Gamble, and Kimberly Clark.

Q.  AND HEALTH CARE?

A. As I said, we remain underweighted in pharmaceuticals because of our valuation concerns. Our top two stocks there are Bristol-Myers Squibb and American Home Products. But we also see good opportunities in medical services and health care, in hospitals such as HealthSouth and in health maintenance organizations such as United Healthcare.

Q.  COULD YOU TALK ABOUT ANY HOLDINGS THAT HAVE PERFORMED BETTER THAN EXPECTED?

A. Tyco has performed very well over the past six months. This is an industrial conglomerate that continues to make good acquisitions, buying companies such as Kendall Health Care Products and ADT. The company also has a strong management team, and its base business is growing at double-digit annual rates.

Q. NOW, WHAT ABOUT SOME STOCKS THAT HAVEN'T PERFORMED AS WELL AS YOU WOULD HAVE LIKED?

A. Browning-Ferris continues to be weaker than expected, while our energy stocks have underperformed due to lower oil prices. Philip Morris has continued to disappoint; it's really mired in political issues right now.

Q.  HOW MANY ANALYSTS ARE SELECTING STOCKS FOR THE FUND NOW?

A. We have 32 analysts. We've opened an office in Singapore, and we now have an analyst there as well as three people in London. So our research capabilities, both international and domestic, continue to grow, which means we can look at all industries on a global basis. Even though this is basically a U.S. portfolio, having analysts overseas lets us see how each company is positioned globally.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU SEE, AND HOW MIGHT THIS AFFECT SOME OF THE ANALYSTS' INVESTMENTS?

A. We think there's a possibility of a slowdown in the second half of the year. We have a stronger dollar, and that, combined with the weaker economies in Asia, has to affect the U.S. economy at some point. The valuation levels are quite high for the overall market, so this is a time to be really picky about what you own because the market's not cheap.

/s/ Kevin R. Parke

    Kevin R. Parke
    Director of Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

The opinions expressed in this report are those of the Director of Research and are only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  OCTOBER 13, 1971

  CLASS INCEPTION:        CLASS A  OCTOBER 13, 1971
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  JANUARY 3, 1994
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $5.8 BILLION NET ASSETS AS OF MARCH 31, 1998

PERFORMANCE SUMMARY

Because mutual funds like MFS(R) Research Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF MARCH 31, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                   6 Months       1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             +13.90%      +43.57%      +123.27%      +182.33%      +430.07%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --        +43.57%      + 30.70%      + 23.07%      + 18.15%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --        +35.32%      + 28.15%      + 21.62%      + 17.45%
--------------------------------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                   6 Months       1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             +13.49%      +42.57%      +118.64%      +173.27%      +413.27%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --        +42.57%      + 29.79%      + 22.27%      + 17.77%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --        +38.57%      + 29.19%      + 22.07%      + 17.77%
--------------------------------------------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                   6 Months       1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             +13.56%      +42.64%      +118.99%      +174.17%      +414.58%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --        +42.64%      + 29.86%      + 22.35%      + 17.80%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --        +41.64%      + 29.86%      + 22.35%      + 17.80%
--------------------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                   6 Months       1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             +14.10%      +44.05%      +124.29%      +183.60%      +432.32%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --        +44.05%      + 30.90%      + 23.18%      + 18.20%
--------------------------------------------------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Peformance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 1998

LARGEST STOCK SECTORS

Retailing                     7.0%
Health Care                  11.0%
Consumer Staples             12.7%
Technology                   18.7%
Financial Services           21.2%
Other Sectors                29.4%

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.   3.4%                       UNITED TECHNOLOGIES CORP.  2.0%
Computer software and systems company        Aerospace, defense, and building
                                             equipment company
BRISTOL-MYERS SQUIBB CO.  2.7%
Pharmaceutical products company              GILLETTE CO.  1.9%
                                             Personal care and office
TYCO INTERNATIONAL LTD.  2.5%                products manufacturer
Fire protection, packaging, and electronic
equipment manufacturer                       CONSECO, INC  1.9%
                                             Diversified insurance company
CENDANT CORP.  2.2%
Hotel, real estate, and consumer services    COLGATE PALMOLIVE CO.  1.9%
companies franchiser                         Cosmetics and toiletries company

UNITED HEALTHCARE  2.1%                      BRITISH PETROLEUM PLC 1.8%
Health maintenance organization              Oil exploration and production
                                             company

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 1998

Stocks - 98.2%
--------------------------------------------------------------------------------
ISSUER                                                  SHARES             VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 90.5%
  Aerospace - 2.8%
    Lockheed-Martin Corp.                              431,900    $   48,588,750
    United Technologies Corp.                        1,226,000       113,175,125
                                                                  --------------
                                                                  $  161,763,875
--------------------------------------------------------------------------------
  Airlines - 0.6%
    AMR Corp.*                                         122,600    $   17,554,787
    US Airways Group Inc.*                             236,600        17,537,975
                                                                  --------------
                                                                  $   35,092,762
--------------------------------------------------------------------------------
  Automotive - 0.6%
    Ford Motor Co.                                     502,600    $   32,574,763
--------------------------------------------------------------------------------
  Banks and Credit Companies - 6.7%
    BankBoston Corp.                                   341,120    $   37,608,480
    Chase Manhattan Corp.                              496,604        66,979,464
    Comerica, Inc.                                     575,600        60,905,675
    Corestates Financial Corp.                         590,600        53,006,350
    Fleet Financial Group, Inc.                        694,600        59,084,413
    National City Corp.                                681,300        49,947,806
    PNC Bank Corp.                                     617,500        37,011,406
    Wells Fargo & Co.                                   68,300        22,624,375
                                                                  --------------
                                                                  $  387,167,969
--------------------------------------------------------------------------------
  Building - 0.5%
    American Standard Cos., Inc.*                      662,400    $   30,387,600
--------------------------------------------------------------------------------
  Business Machines - 1.0%
    Sun Microsystems, Inc.*                          1,428,700    $   59,603,578
--------------------------------------------------------------------------------
  Business Services - 0.5%
    AccuStaff, Inc.*                                   905,700    $   31,246,650
--------------------------------------------------------------------------------
  Chemicals - 2.2%
    Air Products & Chemicals, Inc.                     527,600    $   43,724,850
    Cambrex Corp.                                      230,400        11,606,400
    Cytec Industries, Inc.*                          1,025,200        56,450,075
    Sigma-Aldrich Corp.                                466,400        17,373,400
                                                                  --------------
                                                                  $  129,154,725
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    EMC Corp.*                                         534,200    $   20,199,438
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.2%
    Electronic Arts, Inc.*                           1,119,100    $   52,527,756
    Microsoft Corp.*                                 2,147,400       192,192,300
                                                                  --------------
                                                                  $  244,720,056
--------------------------------------------------------------------------------
  Computer Software - Systems - 6.8%
    Adobe Systems, Inc.                                513,000    $   23,181,188
    BMC Software, Inc.*                                796,100        66,723,131
    Cadence Design Systems, Inc.*                    2,012,950        69,698,394
    Computer Associates International, Inc.            943,075        54,462,581
    Compuware Corp.*                                 1,389,000        68,581,875
    Oracle Corp.*                                    2,652,587        83,722,277
    Synopsys, Inc.*                                    811,600        26,579,900
                                                                  --------------
                                                                  $  392,949,346
--------------------------------------------------------------------------------
  Consumer Goods and Services - 12.4%
    Black & Decker Corp.                               573,000    $   30,404,813
    Clorox Co.                                         470,700        40,333,106
    Colgate-Palmolive Co.                            1,230,400       106,583,400
    Dial Corp.                                         475,100        11,372,706
    Gillette Co.                                       921,300       109,346,794
    Kimberly-Clark Corp.                             1,451,400        72,751,425
    Philip Morris Cos., Inc.                         2,297,900        95,793,706
    Procter & Gamble Co.                               926,000        78,131,250
    Revlon, Inc., "A"*                                 641,800        31,929,550
    Tyco International Ltd.                          2,626,874       143,492,992
                                                                  --------------
                                                                  $  720,139,742
--------------------------------------------------------------------------------
  Containers - 0.6%
    Stone Container Corp.*                           2,775,000    $   34,687,500
--------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Cooper Industries, Inc.                            472,900    $   28,107,994
--------------------------------------------------------------------------------
  Electronics - 1.2%
    Analog Devices, Inc.*                              698,399    $   23,221,767
    Teradyne, Inc.*                                  1,207,000        48,355,437
                                                                  --------------
                                                                  $   71,577,204
--------------------------------------------------------------------------------
  Entertainment - 1.2%
    Chancellor Media Corp.*                            158,900    $    7,289,538
    Clear Channel Communications, Inc.*                283,800        27,812,400
    Harrah's Entertainment, Inc.*                      202,100         4,964,081
    Jacor Communications, Inc.*                        514,300        30,343,700
                                                                  --------------
                                                                  $   70,409,719
--------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    Associates First Capital Corp., "A"                265,500    $   20,974,500
    CIT Group, Inc., "A"*                              303,300         9,895,162
    Federal National Mortgage Assn.                    819,700        51,846,025
    Merrill Lynch & Co., Inc.                          242,300        20,110,900
    Morgan Stanley, Dean Witter, Discover & Co.        382,600        27,881,975
    Union Planters Corp.                               444,037        27,613,551
                                                                  --------------
                                                                  $  158,322,113
--------------------------------------------------------------------------------
  Food and Beverage Products - 2.4%
    Coca-Cola Co.                                      740,500    $   57,342,469
    Corn Products International, Inc.*                 818,500        29,363,687
    Earthgrains Co.                                    468,500        20,701,844
    McCormick & Co., Inc.                            1,036,500        33,427,125
                                                                  --------------
                                                                  $  140,835,125
--------------------------------------------------------------------------------
  Insurance - 9.4%
    Allstate Corp.                                     444,410    $   40,857,944
    Chubb Corp.                                        492,400        38,591,850
    CIGNA Corp.                                        278,100        57,010,500
    Conseco, Inc.                                    1,929,400       109,252,275
    FPIC Insurance Group, Inc.*                        162,800         5,250,300
    Hartford Financial Services Group, Inc.            509,000        55,226,500
    Life Re Corp.                                      150,400        11,092,000
    Lincoln National Corp.                             801,200        68,001,850
    Nationwide Financial Services, Inc., "A"           377,800        16,387,075
    PennCorp Financial Group, Inc.                     155,715         4,496,271
    Reliastar Financial Corp.                          952,663        43,882,039
    Torchmark Corp.                                    134,200         6,148,038
    Transamerica Corp.                                  49,400         5,755,100
    Travelers Group, Inc.                            1,391,700        83,502,000
                                                                  --------------
                                                                  $  545,453,742
--------------------------------------------------------------------------------
  Medical and Health Products - 5.4%
    American Home Products Corp.                       893,400    $   85,208,025
    Boston Scientific Corp.*                         1,076,540        72,666,450
    Bristol-Myers Squibb Co.                         1,477,100       154,079,994
                                                                  --------------
                                                                  $  311,954,469
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.5%
    Cardinal Health, Inc.                              410,800    $   36,227,425
    HBO & Co.                                        1,348,200        81,397,575
    HealthSouth Corp.*                               2,095,668        58,809,683
    Tenet Healthcare Corp.*                            623,630        22,645,565
    United Healthcare Corp.                          1,828,500       118,395,375
                                                                  --------------
                                                                  $  317,475,623
--------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    Minerals Technologies, Inc.                        421,300    $   21,222,988
--------------------------------------------------------------------------------
  Oil Services - 0.6%
    Diamond Offshore Drilling, Inc.                    583,800    $   26,489,925
    Noble Drilling Corp.*                              301,700         9,220,706
                                                                  --------------
                                                                  $   35,710,631
--------------------------------------------------------------------------------
  Oils - 3.4%
    Atlantic Richfield Co.                             355,100    $   27,919,738
    Mobil Corp.                                        533,800        40,902,425
    Texaco, Inc.                                       711,700        42,879,925
    USX-Marathon Group                               2,212,655        83,251,144
                                                                  --------------
                                                                  $  194,953,232
--------------------------------------------------------------------------------
  Pollution Control - 0.7%
    Browning Ferris Industries, Inc.                   890,200    $   29,042,775
    Waste Management, Inc.                             450,400        13,877,950
                                                                  --------------
                                                                  $   42,920,725
--------------------------------------------------------------------------------
  Railroads - 0.7%
    Wisconsin Central Transportation Corp.*          1,433,700    $   40,367,616
--------------------------------------------------------------------------------
  Restaurants and Lodging - 2.7%
    Cendant Corp.*                                   3,193,216    $  126,531,184
    Hilton Hotels Corp.                                721,200        22,988,250
    Promus Hotel Corp.*                                195,041         9,313,208
                                                                  --------------
                                                                  $  158,832,642
--------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Newport News Shipbuilding, Inc.++                1,767,000    $   47,156,812
--------------------------------------------------------------------------------
  Stores - 5.1%
    AutoZone, Inc.*                                    405,000    $   13,719,375
    CVS Corp.                                          851,100        64,258,050
    Gymboree Corp.*                                    277,450         7,179,019
    Home Depot, Inc.                                   966,200        65,158,112
    Nordstrom, Inc.                                    509,500        32,512,469
    Office Depot, Inc.*                              1,312,400        40,848,450
    Rite Aid Corp.                                   2,115,100        72,442,175
                                                                  --------------
                                                                  $  296,117,650
--------------------------------------------------------------------------------
  Supermarkets - 1.8%
    Meyer (Fred), Inc.*                                612,000    $   28,266,750
    Safeway, Inc.*                                   1,996,800        73,756,800
                                                                  --------------
                                                                  $  102,023,550
--------------------------------------------------------------------------------
  Telecommunications - 5.4%
    Aspect Telecommunications Corp.*                 2,292,900    $   61,478,381
    Cisco Systems, Inc.*                               938,750        64,187,031
    Intermedia Communications, Inc.*                   309,300        24,628,013
    MCI Communications Corp.                           671,700        33,249,150
    Sprint Corp.                                       880,963        59,630,183
    WorldCom, Inc.*                                  1,611,740        69,405,554
                                                                  --------------
                                                                  $  312,578,312
--------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    CalEnergy Co., Inc.*                               952,300    $   26,902,475
--------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Columbia Gas System, Inc.                          265,400    $   20,634,850
    KN Energy, Inc.                                    529,000        31,244,062
                                                                  --------------
                                                                  $   51,878,912
--------------------------------------------------------------------------------
Total U.S. Stocks                                                 $5,254,489,538
--------------------------------------------------------------------------------
Foreign Stocks - 7.7%
  Bermuda - 0.1%
    Exel Ltd., (Insurance)                              74,800    $    5,797,000
--------------------------------------------------------------------------------
  Brazil - 0.5%
    Companhia Cervejaria Brahma, ADR (Beverages)     1,913,700    $   29,662,350
--------------------------------------------------------------------------------
  France - 1.3%
    Alcatel Alsthom Compagnie, ADR
     (Telecommunications)                            1,973,600    $   74,996,800
--------------------------------------------------------------------------------
  Germany - 0.1%
    Henkel KGaA (Chemicals)                            120,500    $    8,762,214
--------------------------------------------------------------------------------
  Hong Kong - 0.3%
    Hutchison Whampoa Ltd. (Conglomerate)            2,629,000    $   18,492,099
--------------------------------------------------------------------------------
  Japan - 1.3%
    Canon, Inc. (Office Equipment)                   1,109,000    $   25,023,164
    Sony Corp. (Electronics)                           566,600        47,995,352
                                                                  --------------
                                                                  $   73,018,516
--------------------------------------------------------------------------------
  Netherlands - 1.0%
    ING Groep N.V. (Financial Services)*               987,040    $   56,038,216
--------------------------------------------------------------------------------
  Sweden - 1.0%
    Skandia Forsakrings AB (Insurance)                 865,900    $   56,321,336
--------------------------------------------------------------------------------
  United Kingdom - 2.1%
    British Petroleum PLC, ADR (Oils)                1,163,287    $  100,115,388
    Jarvis Hotels PLC (Restaurants and Lodging)+     7,234,295        20,364,603
                                                                  --------------
                                                                  $  120,479,991
--------------------------------------------------------------------------------
Total Foreign Stocks                                              $  443,568,522
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,274,017,272)                    $5,698,058,060
--------------------------------------------------------------------------------

Short-Term Obligations - 1.8%
-------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)             VALUE
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 4/03/98 - 4/08/98     $17,100    $   17,085,774
    Federal Home Loan Mortgage Corp., due 4/02/98
       - 4/30/98                                       82,430        82,239,576
    Federal National Mortgage Assn., due 4/27/98          330           328,718
    General Electric Co., due 4/01/98                   7,100         7,100,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  106,754,068
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,380,771,340)              $5,804,812,128
Other Assets, Less Liabilities                                          658,147
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $5,805,470,275
-------------------------------------------------------------------------------
 * Non-income producing security.
 + Restricted security.
+ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
MARCH 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value:
    Unaffiliated issuers (identified cost, $4,351,716,863)       $5,757,655,316
    Affiliated issuers (identified cost, $29,054,477)                47,156,812
                                                                 --------------
    Total investments, at value
      (identified cost, $4,380,771,340)                          $5,804,812,128
  Cash                                                                    1,294
  Receivable for investments sold                                    20,706,875
  Receivable for Fund shares sold                                    24,937,842
  Dividends and interest receivable                                   4,973,645
  Other assets                                                           20,392
                                                                 --------------
    Total assets                                                 $5,855,452,176
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $   42,452,170
  Payable for Fund shares reacquired                                  6,182,344
  Payable to affiliates -
    Management fee                                                      150,242
    Shareholder servicing agent fee                                      53,037
    Distribution and service fee                                        321,561
    Administrative fee                                                    3,065
  Accrued expenses and other liabilities                                819,482
                                                                 --------------
      Total liabilities                                           $  49,981,901
                                                                 --------------
Net assets                                                       $5,805,470,275
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $4,238,234,268
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               1,424,023,999
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   149,550,636
  Accumulated net investment loss                                    (6,338,628)
                                                                 --------------
      Total                                                      $5,805,470,275
                                                                 ==============
Shares of beneficial interest outstanding                         238,308,434
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $2,808,859,507 / 113,974,178 shares of
     beneficial interest outstanding)                               $24.64
                                                                    ======
  Offering price per share (100 / 94.25)                            $26.14
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,384,677,059 / 98,972,384 shares of
     beneficial interest outstanding)                               $24.09
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $591,839,255 / 24,547,919 shares of
     beneficial interest outstanding)                               $24.11
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $20,094,454 / 813,953 shares of
     beneficial interest outstanding)                               $24.69
                                                                    ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 1998
--------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                 $ 22,171,325
    Interest                                                     3,560,509
    Foreign taxes withheld                                        (241,673)
                                                              ------------
      Total investment income                                 $ 25,490,161
                                                              ------------
  Expenses -
    Management fee                                            $  8,096,808
    Trustees' compensation                                          64,946
    Shareholder servicing agent fee                              2,954,135
    Distribution and service fee (Class A)                       4,177,292
    Distribution and service fee (Class B)                       9,968,948
    Distribution and service fee (Class C)                       2,472,132
    Administrative fee                                             163,792
    Custodian fee                                                  563,264
    Printing                                                       110,977
    Postage                                                        336,707
    Auditing fees                                                   16,664
    Legal fees                                                         277
    Miscellaneous                                                2,004,752
                                                              ------------
      Total expenses                                          $ 30,930,694
    Fees paid indirectly                                           (92,416)
                                                              ------------
      Net expenses                                            $ 30,838,278
                                                              ------------
        Net investment loss                                   $ (5,348,117)
                                                              ------------
Realized and unrealized gain on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                 $173,728,505
      Foreign currency transactions                               (138,678)
                                                              ------------
        Net realized gain on investments and foriegn
          currency transactions                               $173,589,827
                                                              ------------
    Change in unrealized appreciation (depreciation) -
      Investments                                             $526,198,119
      Translation of assets and liabilities in foreign
        currencies                                                 (10,729)
                                                              ------------
        Net unrealized gain on investments                    $526,187,390
                                                              ------------
          Net realized and unrealized gain on investments
            and foreign currency                              $699,777,217
                                                              ------------
            Increase in net assets from operations            $694,429,100
                                                              ============

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED
                                                        MARCH 31, 1998   SEPTEMBER 30, 1997
                                                            (UNAUDITED)
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                   $   (5,348,117)     $   (4,520,781)
  Net realized gain on investments and
    foreign currency transactions                          173,589,827         185,554,597
  Net unrealized gain on investments and foreign
    currency translation                                   526,187,390         623,455,845
                                                        --------------      --------------
    Increase in net assets from operations              $  694,429,100      $  804,489,661
                                                        --------------      --------------
Distributions declared to shareholders -
  From net investment income (Class A)                  $      --           $     (394,105)
  From net investment income (Class C)                         --                   (6,127)
  From net realized gain on investments and foreign
    currency transactions (Class A)                       (104,270,556)        (56,495,941)
  From net realized gain on investments and foreign
    currency transactions (Class B)                        (78,726,547)        (41,918,137)
  From net realized gain on investments and foreign
    currency transactions (Class C)                        (19,503,877)         (9,190,644)
  From net realized gain on investments and foreign
    currency transactions (Class I)                           (848,087)              --
  In excess of net investment income (Class A)                 --               (1,113,029)
  In excess of net investment income (Class C)                 --                  (17,305)
                                                        --------------      --------------
      Total distributions declared to shareholders      $ (203,349,067)     $ (109,135,288)
                                                        --------------      --------------
Net increase in net assets from Fund share transactions $  773,202,800      $2,056,992,568
                                                        --------------      --------------
      Total increase in net assets                      $1,264,282,833      $2,752,346,941
Net assets:
  At beginning of period                                 4,541,187,442       1,788,840,501
                                                        --------------      --------------
  At end of period (including accumulated net
    investment loss of $6,338,628 and $990,511,
    respectively)                                       $5,805,470,275      $4,541,187,442
                                                        ==============      ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                           SIX MONTHS ENDED        ---------------------------------------------------------------------------
                             MARCH 31, 1998               1997             1996             1995           1994           1993
                                (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                          $22.69             $18.53           $15.61           $12.59         $14.47         $12.18
                                     ------             ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income(S)           $ 0.01             $ 0.04           $ 0.06           $ 0.08         $ 0.02         $ 0.11
  Net realized and
    unrealized gain on
    investments and foreign
    currency transactions              2.93               5.07             3.88             2.99           1.01           3.15
                                     ------             ------           ------           ------         ------         ------
    Total from investment
      operations                     $ 2.94             $ 5.11           $ 3.94           $ 3.07         $ 1.03         $ 3.26
                                     ------             ------           ------           ------         ------         ------
Less distributions declared to
   shareholders -
  From net investment income         $ --               $(0.01)          $(0.05)          $(0.02)        $(0.03)        $(0.07)
  From net realized gain on
   investments and foreign
   currency transactions              (0.99)             (0.92)           (0.97)           (0.03)         (2.87)         (0.90)
  In excess of net
   investment income                   --                (0.02)            --               --            (0.01)          --
                                     ------             ------           ------           ------         ------         ------
    Total distributions
     declared to
     shareholders                    $(0.99)            $(0.95)          $(1.02)          $(0.05)        $(2.91)        $(0.97)
                                     ------             ------           ------           ------         ------         ------
Net asset value - end of period      $24.64             $22.69           $18.53           $15.61         $12.59         $14.47
                                     ======             ======           ======           ======         ======         ======
Total return(+)                      13.90%++           28.72%           26.54%           24.49%          7.72%         28.87%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                          0.93%+             0.96%            0.91%            0.95%          0.91%          0.90%
  Net investment income               0.11%+             0.18%            0.36%            0.58%          0.14%          0.36%
Portfolio turnover                      40%                79%              81%              94%            79%            93%
Average commission rate###        $  0.0559          $  0.0388        $  0.0269             --             --             --
Net assets at end of period
 (000 omitted)                   $2,808,860         $2,201,849         $972,353         $507,784       $318,170       $294,019

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
(+) Total return for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor did not impose a portion of its distribution fee for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income              --                 --               --             $ 0.07         $ 0.01           --
    Ratios (to average net assets):
      Expenses##                       --                 --               --              1.05%          1.01%           --
      Net investment income            --                 --               --              0.48%          0.04%           --

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                             1992              1991             1990             1989            1988
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $11.84            $ 9.62           $11.49           $10.20          $12.54
                                                   ------            ------           ------           ------          ------
Income from investment operations -
  Net investment income                            $ 0.07            $ 0.27           $ 0.36           $ 0.39          $ 0.23
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                     1.27              2.21            (1.52)            2.30           (2.19)
                                                   ------            ------           ------           ------          ------
    Total from investment operations               $ 1.34            $ 2.48           $(1.16)          $ 2.69          $(1.96)
                                                   ------            ------           ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                       $ --              $(0.26)          $(0.36)          $(0.39)         $(0.24)
  From net realized gain on investments and
   foreign currency transactions                    (1.00)             --              (0.35)           (1.01)          (0.14)
  From paid in capital                               --                --               0.00+++          --              --
                                                   ------            ------           ------           ------          ------
    Total distributions declared to
      shareholders                                 $(1.00)           $(0.26)          $(0.71)          $(1.40)         $(0.38)
                                                   ------            ------           ------           ------          ------
Net asset value - end of period                    $12.18            $11.84           $ 9.62           $11.49          $10.20
                                                   ======            ======           ======           ======          ======
Total return(+)                                    11.79%            25.87%         (12.73)%           26.91%        (15.60)%
Ratios (to average net assets)/
 Supplemental data:
  Expenses                                          0.84%             0.95%            0.83%            0.88%           0.86%
  Net investment income                             0.59%             2.48%            3.21%            3.48%           2.36%
Portfolio turnover                                    74%              177%              79%              99%            116%
Net assets at end of period
  (000 omitted)                                  $240,366          $231,316         $202,377         $251,857        $239,616

+++ The per share amount was less than $0.01.
(+) Total return for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                             SIX MONTHS ENDED       --------------------------------------------------------------------------
                               MARCH 31, 1998              1997            1996            1995            1994         1993**
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $22.16            $18.19          $15.40          $12.50          $14.47         $13.95
                                       ------            ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment loss                  $(0.06)           $(0.10)         $(0.06)         $(0.03)         $(0.08)        $(0.04)
  Net realized and unrealized
    gain on investments and
    foreign currency
    transactions                         2.87              4.97            3.82            2.96            1.00           0.56
                                       ------            ------          ------          ------          ------         ------
    Total from investment
      operations                       $ 2.81            $ 4.87          $ 3.76          $ 2.93          $ 0.92         $ 0.52
                                       ------            ------          ------          ------          ------         ------
Less distributions declared to
  shareholders -
  From net investment income           $  --             $ --            $ --            $ 0.00+++       $(0.02)        $ --
  From net realized gain on
   investments and foreign
   currency transactions                (0.88)            (0.90)          (0.97)          (0.03)          (2.87)          --
                                       ------            ------          ------          ------          ------         ------
                                                                                                                        $
    Total distributions
      declared to shareholders         $(0.88)           $(0.90)         $(0.97)         $(0.03)         $(2.89)          --
                                       ------            ------          ------          ------          ------         ------
Net asset value - end of period        $24.09            $22.16          $18.19          $15.40          $12.50         $14.47
                                       ======            ======          ======          ======          ======         ======
Total return                           13.49%++          27.88%          25.59%          23.55%           6.91%          3.73%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.58%+            1.63%           1.66%           1.78%           1.82%          2.33%+
  Net investment loss                 (0.54)%+          (0.49)%         (0.37)%         (0.21)%         (0.65)%        (0.89)%+
Portfolio turnover                        40%               79%             81%             94%             79%            93%
Average commission rate###         $   0.0559        $   0.0388        $ 0.0269        $   --           $  --           $ --
Net assets at end of period
  (000 omitted)                    $2,384,677        $1,860,130        $680,456        $178,117         $25,672         $  447

  ** For the period from the inception of Class B, September 7, 1993, through September 30, 1993.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                           SIX MONTHS ENDED       -----------------------------------------------------------
                                             MARCH 31, 1998              1997             1996            1995        1994***
                                                (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):
Net asset value - beginning of period                $22.17            $18.22           $15.42          $12.51         $13.18
                                                     ------            ------           ------          ------         ------
Income from investment operations# -
  Net investment loss                                $(0.06)           $(0.09)          $(0.06)         $(0.02)        $(0.04)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                       2.88              4.96             3.83            2.96           0.62
                                                     ------            ------           ------          ------         ------
    Total from investment operations                 $ 2.82            $ 4.87           $ 3.77          $ 2.94         $ 0.58
                                                     ------            ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                         $ --              $ 0.00+++        $ --            $ --           $ --
  From net realized gain on investments and
   foreign currency transactions                      (0.88)            (0.92)           (0.97)          (0.03)         (1.25)
  In excess of net investment income                   --                0.00+++          0.00+++         --             --
                                                     ------            ------           ------          ------         ------
    Total distributions declared to
      shareholders                                   $(0.88)           $(0.92)          $(0.97)         $(0.03)        $(1.25)
                                                     ------            ------           ------          ------         ------
Net asset value - end of period                      $24.11            $22.17           $18.22          $15.42         $12.51
                                                     ======            ======           ======          ======         ======
Total return                                         13.56%++          27.87%           25.67%          23.58%          4.43%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                          1.58%+            1.62%            1.67%           1.71%          1.74%+
  Net investment loss                               (0.54)%+          (0.47)%          (0.38)%         (0.15)%        (0.54)%+
Portfolio turnover                                      40%               79%              81%             94%            79%
Average commission rate###                         $ 0.0559          $ 0.0388         $ 0.0269         $  --         $   --
Net assets at end of period (000 omitted)          $591,839          $459,809         $136,032         $25,737       $  4,821

*** For the period from the inception of Class C, January 3, 1994, through September 30, 1994.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                      PERIOD ENDED
                                                                MARCH 31, 1998            SEPTEMBER 30, 1997****
                                                                   (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
                                                                       CLASS I
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $22.75                            $18.34
                                                                        ------                            ------
Income from investment operations# -
  Net investment income                                                 $ 0.05                            $ 0.07
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                 2.94                              4.34
                                                                        ------                            ------
    Total from investment operations                                    $ 2.99                            $ 4.41
                                                                        ------                            ------
                                                                                                          $
Less distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions                 $(1.05)                             --
                                                                        ------                            ------
Net asset value - end of period                                         $24.69                            $22.75
                                                                        ======                            ======
Total return                                                            14.10%++                          24.05%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.58%+                            0.63%+
  Net investment income                                                  0.46%+                            0.51%+
Portfolio turnover                                                         40%                               79%
Average commission rate                                                $0.0559                           $0.0388
Net assets at end of period (000 omitted)                              $20,094                           $19,400

**** For the period from the inception of Class I, January 2, 1997, through September 30, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization

MFS Research Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS             BASED ON GROSS INCOME
--------------------------------------  ----------------------------------
First $100 million               0.40%  First $2 million              5.0%
Next $400 million                0.32%  Next $8 million               4.0%
In excess of $500 million       0.288%  In excess of $10 million      3.6%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $16,880 for the six months ended March 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $990,334 for the six months ended March 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $407,070 for the six months ended March 31, 1998. Fees incurred under the distribution plan during the six months ended March 31, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $198,918 and $274,203 for Class B and Class C shares, respectively, for the six months ended March 31, 1998. Fees incurred under the distribution plan during the six months ended March 31, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 1998, were $25,343, $1,254,686, and $72,686 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,522,779,496 and $1,907,067,836, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $4,380,771,340
                                                               --------------

Gross unrealized appreciation                                  $1,455,127,707
Gross unrealized depreciation                                     (31,086,919)
                                                               --------------
    Net unrealized appreciation                                $1,424,040,788
                                                               ==============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                  SIX MONTHS ENDED MARCH 31, 1998          YEAR ENDED SEPTEMBER 30, 1997
                              -----------------------------------   ------------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                        35,183,266      $  786,334,969        65,650,680       $1,306,495,417
Shares issued to
  shareholders in
  reinvestment of
  distributions                     4,444,793          90,718,286         2,821,097           52,146,730
Shares transferred to Class I          --                  --              (807,081)         (14,801,865)
Shares reacquired                 (22,713,853)       (507,585,335)      (23,091,507)        (461,271,501)
                                   ----------      --------------        ----------       --------------
    Net increase                   16,914,206      $  369,467,920        44,573,189       $  882,568,781
                                   ==========      ==============        ==========       ==============

Class B Shares

                                  SIX MONTHS ENDED MARCH 31, 1998          YEAR ENDED SEPTEMBER 30, 1997
                              -----------------------------------   ------------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                        20,856,302      $  455,617,865        54,545,061       $1,060,979,848
Shares issued to
  shareholders in
  reinvestment of
  distributions                     3,256,591          65,099,747         1,931,398           35,055,000
Shares reacquired                  (9,088,231)       (198,015,865)       (9,937,744)        (194,950,157)
                                   ----------      --------------        ----------       --------------
    Net increase                   15,024,662      $  322,701,747        46,538,715       $  901,084,691
                                   ==========      ==============        ==========       ==============

Class C Shares

                                  SIX MONTHS ENDED MARCH 31, 1998          YEAR ENDED SEPTEMBER 30, 1997
                              -----------------------------------   ------------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                         5,481,725      $  119,435,395        15,371,511       $  299,397,595
Shares issued to
  shareholders in
  reinvestment of
  distributions                       630,456          12,602,805           345,098            6,266,936
Shares reacquired                  (2,302,609)        (50,084,087)       (2,445,437)         (48,012,155)
                                   ----------      --------------        ----------       --------------
    Net increase                    3,809,572      $   81,954,113        13,271,172       $  257,652,376
                                   ==========      ==============        ==========       ==============

Class I Shares

                                  SIX MONTHS ENDED MARCH 31, 1998       PERIOD ENDED SEPTEMBER 30, 1997*
                              -----------------------------------   ------------------------------------
                                       SHARES              AMOUNT            SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            44,970      $    1,005,080           140,144       $    2,789,802
Shares transferred from
  Class A                            --                 --                  807,081           14,801,865
Shares issued to
  shareholders in
  reinvestment of
  distributions                        38,865             793,621          --                 --
Shares reacquired                    (122,641)         (2,719,681)          (94,466)          (1,904,947)
                                   ----------      --------------        ----------       --------------
    Net increase (decrease)           (38,806)     $     (920,980)          852,759       $   15,686,720
                                   ==========      ==============        ==========       ==============

* For the period from the inception of Class I, January 2, 1997, through September 30, 1997.

(6) Line of Credit

The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended March 31, 1998, was $13,736.

(7) Transactions in Securities of Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 1998, is set forth below:

                                                      ACQUISITION
                                  BEGINNING  ------------------------------         ENDING       DIVIDEND           ENDING
AFFILIATE                            SHARES          SHARES            COST          SHARE         INCOME            VALUE
----------------------------------------------------------------------------------------------------------------------------
Newport News
  Shipbuilding, Inc.              1,683,500          83,500      $1,992,256      1,767,000       $139,160      $47,156,812

(8) Restricted Securities

The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 1998, the Fund owned the following restricted securities (constituting 0.35% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION                       DATE OF ACQUISITION        SHARE AMOUNT                COST               VALUE
-------------------------------------------------------------------------------------------------------------------
Jarvis Hotels PLC                   6/21/96 - 8/12/97           7,234,295         $19,283,864         $20,364,603

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH FUND

TRUSTEES                                 CUSTODIAN
Richard B. Bailey* - Private Investor;   State Street Bank and Trust Company
Former Chairman and Director (until
1991), MFS Investment Management         INVESTOR INFORMATION For MFS stock and
                                         bond market outlooks, call toll free:
Peter G. Harwood - Private Investor      1-800-637-4458 anytime from a
                                         touch-tone telephone.
J. Atwood Ives - Chairman and Chief
Executive Officer, Eastern Enterprises   For information on MFS mutual funds,
                                         call your financial adviser or, for an
Lawrence T. Perera - Partner, Hemenway   information kit, call toll free:
& Barnes                                 1-800-637-2929 any business day from 9
                                         a.m. to 5 p.m. Eastern time (or leave
William J. Poorvu - Adjunct Professor,   a message anytime).
Harvard University Graduate School of
Business Administration                  INVESTOR SERVICE
                                         MFS Service Center, Inc.
Charles W. Schmidt - Private Investor    P.O. Box 2281
                                         Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary, For general information, call toll
MFS Investment Management                free: 1-800-225-2606 any business day
                                         from 8 a.m. to 8 p.m. Eastern time.
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,         For service to speech- or
MFS Investment Management                hearing-impaired, call toll free:
                                         1-800-637-6576 any business day from 9
Elaine R. Smith - Independent Consultant a.m. to 5 p.m. Eastern time. (To use this service, your phone must be
David B. Stone - Chairman,               equipped with a Telecommunications
North American Management Corp.          Device for the Deaf.)
(investment advisers)
                                         For share prices, account balances,
INVESTMENT ADVISER                       and exchanges, call toll free:
Massachusetts Financial Services         1-800-MFS-TALK (1-800-637-8255)
  Company                                anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                    WORLD WIDE WEB
                                         www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.              [DALBAR logo] For the fourth year in a
500 Boylston Street                      row, MFS earned a #1 ranking in the
Boston, MA 02116-3741                    DALBAR, Inc. Broker/Dealer Survey,
                                         Main Office Operations Service Quality
DIRECTOR OF RESEARCH                     Category. The firm achieved a 3.42
Kevin R. Parke*                          overall score on a scale of 1 to 4 in
                                         the 1997 survey. A total of 111 firms
TREASURER                                responded, offering input on the
W. Thomas London*                        quality of service they received from
                                         29 mutual fund companies nationwide.
ASSISTANT TREASURERS                     The survey contained questions about
Mark E. Bradley*                         service quality in 11 categories,
Ellen Moynihan*                          including "knowledge of operations
James O. Yost*                           contact," "keeping you informed," and
                                         "ease of doing business" with the
SECRETARY                                firm.
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS{R} RESEARCH FUND                                       --------------
                                                              BULK RATE
  [Graphic omitted] MFS(SM)                                  U.S. POSTAGE
   INVESTMENT MANAGEMENT                                        PAID
We invented the mutual fund(SM)                                 MFS
                                                           --------------
500 Boylston Street
Boston, MA 02116-3741

[DALBAR Logo]

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                  MFR-3 5/98 474M 14/214/314/814